Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Organization

Organization. Martin Marietta Materials, Inc., (the “Corporation” or “Martin Marietta”) is engaged principally in the construction aggregates business. The aggregates product line accounted for 55% of consolidated 2015 net sales and includes crushed stone, sand and gravel, and is used for the construction of infrastructure, nonresidential and residential projects. Aggregates products are also used for railroad ballast, and in agricultural, utility and environmental applications. These aggregates products, along with the Corporation’s aggregates-related downstream product lines, namely heavy building materials such as asphalt products, ready mixed concrete and road paving construction services (which accounted for 27% of consolidated 2015 net sales), are sold and shipped from a network of more than 400 quarries, distribution facilities and plants to customers in 36 states, Canada, the Bahamas and the Caribbean Islands. The aggregates and aggregates-related downstream product lines are reported collectively as the “Aggregates business”. As of December 31, 2015, the Aggregates business contains the following reportable segments: Mid-America Group, Southeast Group and West Group. The Mid-America Group operates in Indiana, Iowa, northern Kansas, Kentucky, Maryland, Minnesota, Missouri, eastern Nebraska, North Carolina, Ohio, South Carolina, Virginia, Washington and West Virginia. The Southeast Group has operations in Alabama, Florida, Georgia, Tennessee, Nova Scotia and the Bahamas. The West Group operates in Arkansas, Colorado, southern Kansas, Louisiana, western Nebraska, Nevada, Oklahoma, Texas, Utah and Wyoming. The following states accounted for 70% of the Aggregates business’ 2015 net sales: Texas, Colorado, North Carolina, Iowa and Georgia.

The Cement segment, accounting for 11% of consolidated 2015 net sales, produces Portland and specialty cements. Similar to the Aggregates business, cement is used in infrastructure projects, nonresidential and residential construction, and the railroad, agricultural, utility and environmental industries.  Texas and California accounted for 72% and 25%, respectively, of the Cement business’ 2015 net sales. In September 2015, the Corporation divested of its California cement operations.

The Magnesia Specialties segment, accounting for 7% of consolidated 2015 net sales, produces magnesia-based chemicals products used in industrial, agricultural and environmental applications and dolomitic lime sold primarily to customers in the steel industry.

Use of Estimates

Use of Estimates. The preparation of the Corporation’s consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities and reported amounts of revenues and expenses. Such estimates include the valuation of accounts receivable, inventories, goodwill, intangible assets and other long-lived assets and assumptions used in the calculation of taxes on income, retirement and other postemployment benefits, and the allocation of the purchase price to the fair values of assets acquired and liabilities assumed as part of business combinations.  These estimates and assumptions are based on management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and adjusts such estimates and assumptions when facts and circumstances dictate. Changes in credit, equity and energy markets and changes in construction activity increase the uncertainty inherent in certain of these estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, are reflected in the consolidated financial statements for the period in which the change in estimate occurs.

Basis of Consolidation

Basis of Consolidation. The consolidated financial statements include the accounts of the Corporation and its wholly-owned and majority-owned subsidiaries. Partially-owned affiliates are either consolidated or accounted for at cost or as equity investments, depending on the level of ownership interest or the Corporation’s ability to exercise control over the affiliates’ operations. Intercompany balances and transactions have been eliminated in consolidation.

Early Adoption of New Accounting Standard

Early Adoption of New Accounting Standard. Effective December 31, 2015, the Corporation early adopted the Financial Accounting Standard Board’s (the “FASB”) final guidance on the balance sheet classification of deferred taxes.  The guidance requires deferred tax assets and liabilities to be classified as noncurrent rather than split between current and noncurrent; however, deferred tax assets and liabilities from different federal, state and foreign jurisdictions are not netted for financial statement presentation.  The adoption of Accounting Standards Update 2015-17, Balance Sheet Classification of Deferred Taxes, had no impact on the Corporation’s consolidated shareholders’ equity, results of operations or cash flows.  Retrospective application is allowed and $244,638,000 of current deferred tax assets was reclassed into deferred income taxes, net, on the consolidated balance sheet as of December 31, 2014 to conform with current year presentation.

Revenue Recognition

Revenue Recognition. Total revenues include sales of materials and services provided to customers, net of discounts or allowances, if any, and include freight and delivery costs billed to customers. Revenues for product sales are recognized when risks associated with ownership have passed to unaffiliated customers. Typically, this occurs when finished products are shipped. Revenues derived from the road paving business are recognized using the percentage-of-completion method under the revenue-cost approach. Under the revenue-cost approach, recognized contract revenue equals the total estimated contract revenue multiplied by the percentage of completion. Recognized costs equal the total estimated contract cost multiplied by the percentage of completion.

The FASB issued an accounting standard update that amends the accounting guidance on revenue recognition.  The new standard intends to provide a more robust framework for addressing revenue issues, improve comparability of revenue recognition practices and improve disclosure requirements.  The new standard is effective for interim and annual reporting periods beginning after December 31, 2017 and can be applied on a full retrospective or modified retrospective approach.  The Corporation is currently evaluating the impact of the provisions of the new standard, and at this time does not expect the impact to be material to its results of operations.

Freight and Delivery Costs

Freight and Delivery Costs. Freight and delivery costs represent pass-through transportation costs incurred and paid by the Corporation to third-party carriers to deliver products to customers. These costs are then billed to the Corporation’s customers.

Cash and Cash Equivalents

Cash and Cash Equivalents. Cash equivalents are comprised of highly-liquid instruments with original maturities of three months or less from the date of purchase. The Corporation manages its cash and cash equivalents to ensure that short-term operating cash needs are met and that excess funds are managed efficiently. The Corporation subsidizes shortages in operating cash through short-term borrowing facilities. The Corporation utilizes excess cash to either pay down short-term borrowings or invest in money market funds, money market demand deposit accounts or Eurodollar time deposit accounts. Money market demand deposits and Eurodollar time deposit accounts are exposed to bank solvency risk. Money market demand deposit accounts are FDIC insured up to $250,000. The Corporation’s deposits in bank funds generally exceed the $250,000 FDIC insurance limit. The Corporation’s cash management policy prohibits cash and cash equivalents over $100,000,000 to be maintained at any one bank.

Customer Receivables

Customer Receivables. Customer receivables are stated at cost. The Corporation does not charge interest on customer accounts receivables. The Corporation records an allowance for doubtful accounts, which includes a provision for probable losses based on historical write offs and a specific reserve for accounts greater than $50,000 deemed at risk. The Corporation writes off customer receivables as bad debt expense when it becomes apparent based upon customer facts and circumstances that such amounts will not be collected.

Inventories Valuation

Inventories Valuation. Inventories are stated at the lower of cost or net realizable value. Costs for finished products and in process inventories are determined by the first-in, first-out method. The Corporation records an allowance for finished product inventories in excess of sales for a twelve-month period, as measured by historical sales. The Corporation also establishes an allowance for expendable parts over five years old and supplies over one year old.

Post-production stripping costs, which represent costs of removing overburden and waste materials to access mineral deposits, are a component of inventory production costs and recognized in cost of sales in the same period as the revenue from the sale of the inventory.

Properties and Depreciation

Properties and Depreciation. Property, plant and equipment are stated at cost.

The estimated service lives for property, plant and equipment are as follows:

Class of Assets	Range of Service Lives
Buildings	5 to 20 years
Machinery & Equipment	2 to 20 years
Land Improvements	5 to 15 years

The Corporation begins capitalizing quarry development costs at a point when reserves are determined to be proven or probable, economically mineable and when demand supports investment in the market. Capitalization of these costs ceases when production commences. Capitalized quarry development costs are classified as land improvements.

The Corporation reviews relevant facts and circumstances to determine whether to capitalize or expense pre-production stripping costs when additional pits are developed at an existing quarry. If the additional pit operates in a separate and distinct area of the quarry, these costs are capitalized as quarry development costs and depreciated over the life of the uncovered reserves. Additionally, a separate asset retirement obligation is created for additional pits when the liability is incurred. Once a pit enters the production phase, all post-production stripping costs are charged to inventory production costs as incurred.

Mineral reserves and mineral interests acquired in connection with a business combination are valued using an income approach over the life of the reserves.

Depreciation is computed over estimated service lives, principally by the straight-line method. Depletion of mineral reserves is calculated over proven and probable reserves by the units-of-production method on a quarry-by-quarry basis.

Property, plant and equipment are reviewed for impairment whenever facts and circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized if expected future undiscounted cash flows over the estimated remaining service life of the related asset are less than its carrying value.

Repair and Maintenance Costs	Repair and Maintenance Costs. Repair and maintenance costs that do not substantially extend the life of the Corporation’s plant and equipment are expensed as incurred.
Goodwill and Intangible Assets

Goodwill and Intangible Assets. Goodwill represents the excess purchase price paid for acquired businesses over the estimated fair value of identifiable assets and liabilities. Other intangibles represent amounts assigned principally to contractual agreements and are amortized ratably over periods based on related contractual terms.

The Corporation’s reporting units, which represent the level at which goodwill is tested for impairment, are based on the geographic regions of the Aggregates business.  Additionally, the Cement business is a separate reporting unit. Goodwill is allocated to each reporting unit based on the location of acquisitions and divestitures at the time of consummation.

The carrying values of goodwill and other indefinite-lived intangible assets are reviewed annually, as of October 1, for impairment. An interim review is performed between annual tests if facts or circumstances indicate potential impairment. The carrying value of other amortizable intangibles is reviewed if facts and circumstances indicate potential impairment.  If a review indicates that the carrying value is impaired, a charge is recorded.

Retirement Plans and Postretirement Benefits

Retirement Plans and Postretirement Benefits. The Corporation sponsors defined benefit retirement plans and also provides other postretirement benefits. The Corporation recognizes the funded status, defined as the difference between the fair value of plan assets and the benefit obligation, of its pension plans and other postretirement benefits as an asset or liability on the consolidated balance sheets. Actuarial gains or losses that arise during the year are not recognized as net periodic benefit cost in the same year, but rather are recognized as a component of accumulated other comprehensive earnings or loss. Those amounts are amortized over the participants’ average remaining service period and recognized as a component of net periodic benefit cost.  The amount amortized is determined using a corridor approach based on the amount in excess of 10% of the greater of the projected benefit obligation or pension plan assets.

Stock-Based Compensation

Stock-Based Compensation. The Corporation has stock-based compensation plans for employees and its Board of Directors. The Corporation recognizes all forms of stock-based payments to employees, including stock options, as compensation expense. The compensation expense is the fair value of the awards at the measurement date and is recognized over the requisite service period.

The Corporation uses the accelerated expense recognition method for stock options. The accelerated recognition method requires stock options that vest ratably to be divided into tranches. The expense for each tranche is allocated to its particular vesting period.

The Corporation expenses the fair value of restricted stock awards, incentive compensation awards and Board of Directors’ fees paid in the form of common stock based on the closing price of the Corporation’s common stock on the awards’ respective grant dates.

The Corporation uses the lattice valuation model to determine the fair value of stock option awards. The lattice valuation model takes into account employees’ exercise patterns based on changes in the Corporation’s stock price and other variables. The period of time for which options are expected to be outstanding, or expected term of the option, is a derived output of the lattice valuation model. The Corporation considers the following factors when estimating the expected term of options: vesting period of the award, expected volatility of the underlying stock, employees’ ages and external data.

Key assumptions used in determining the fair value of the stock options awarded in 2015, 2014 and 2013 were:

	2015	2014	2013
Risk-free interest rate	2.20%	2.50%	1.70%
Dividend yield	1.20%	1.50%	1.80%
Volatility factor	36.10%	35.30%	35.40%
Expected term	8.5 years	8.5 years	8.6 years

Based on these assumptions, the weighted-average fair value of each stock option granted was $57.71, $43.42 and $36.48 for 2015, 2014 and 2013, respectively.

The risk-free interest rate reflects the interest rate on zero-coupon U.S. government bonds available at the time each option was granted having a remaining life approximately equal to the option’s expected life. The dividend yield represents the dividend rate expected to be paid over the option’s expected life. The Corporation’s volatility factor measures the amount by which its stock price is expected to fluctuate during the expected life of the option and is based on historical stock price changes. Forfeitures are required to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Corporation estimates forfeitures and will ultimately recognize compensation cost only for those stock-based awards that vest.

The Corporation recognizes income tax benefits resulting from the payment of dividend equivalents on unvested stock-based payments as an increase to additional paid-in capital and includes them in the pool of excess tax benefits.

Environmental Matters

Environmental Matters. The Corporation records a liability for an asset retirement obligation at fair value in the period in which it is incurred. The asset retirement obligation is recorded at the acquisition date of a long-lived tangible asset if the fair value can be reasonably estimated. A corresponding amount is capitalized as part of the asset’s carrying amount. The estimate of fair value is affected by management’s assumptions regarding the scope of the work required, inflation rates and quarry closure dates.

Further, the Corporation records an accrual for other environmental remediation liabilities in the period in which it is probable that a liability has been incurred and the appropriate amounts can be estimated reasonably. Such accruals are adjusted as further information develops or circumstances change. These costs are not discounted to their present value or offset for potential insurance or other claims or potential gains from future alternative uses for a site.

Income Taxes

Income Taxes. Deferred income tax, net on the consolidated balance sheets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, net of valuation allowances.

Uncertain Tax Positions

Uncertain Tax Positions. The Corporation recognizes a tax benefit when it is more-likely-than-not, based on the technical merits, that a tax position would be sustained upon examination by a taxing authority. The amount to be recognized is measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. The Corporation’s unrecognized tax benefits are recorded in other liabilities, on the consolidated balance sheets.

The Corporation records interest accrued in relation to unrecognized tax benefits as income tax expense. Penalties, if incurred, are recorded as operating expenses in the consolidated statements of earnings.

Sales Taxes	Sales Taxes. Sales taxes collected from customers are recorded as liabilities until remitted to taxing authorities and therefore are not reflected in the consolidated statements of earnings.
Research and Development Costs	Research and Development Costs. Research and development costs are charged to operations as incurred.
Start-Up Costs	Start-Up Costs. Noncapital start-up costs for new facilities and products are charged to operations as incurred.
Warranties

Warranties. The Corporation’s construction contracts contain warranty provisions covering defects in equipment, materials, design or workmanship that generally run from nine months to one year after project completion. Because of the nature of its projects, including contract owner inspections of the work both during construction and prior to acceptance, the Corporation has not experienced material warranty costs for these short-term warranties and therefore does not believe an accrual for these costs is necessary. Certain construction contracts carry longer warranty periods, ranging from two to ten years, for which the Corporation has accrued an estimate of warranty cost based on experience with the type of work and any known risks relative to the project. These costs were not material to the Corporation’s consolidated results of operations for the years ended December 31, 2015, 2014 and 2013.

Consolidated Comprehensive Earnings and Accumulated Other Comprehensive Loss

Consolidated Comprehensive Earnings and Accumulated Other Comprehensive Loss. Consolidated comprehensive earnings for the Corporation consist of consolidated net earnings, adjustments for the funded status of pension and postretirement benefit plans, foreign currency translation adjustments and the amortization of the value of terminated forward starting interest rate swap agreements into interest expense, and are presented in the Corporation’s consolidated statements of comprehensive earnings.

Accumulated other comprehensive loss consists of unrealized gains and losses related to the funded status of the pension and postretirement benefit plans, foreign currency translation and the unamortized value of terminated forward starting interest rate swap agreements, and is presented on the Corporation’s consolidated balance sheets.

The components of the changes in accumulated other comprehensive loss and related cumulative noncurrent deferred tax assets are as follows:

	Pension and Postretirement Benefit Plans	Foreign Currency	Unamortized Value of Terminated Forward Starting Interest Rate Swap	Total
years ended December 31 (add 000)	2015
Accumulated other comprehensive (loss) earnings at beginning of period	$(106,688)	$3,278	$(2,749)	$(106,159)
Other comprehensive loss before reclassifications, net of Tax	(7,116)	(3,542)	—	(10,658)
Amounts reclassified from accumulated other comprehensive loss, net of tax	10,424	—	771	11,195
Other comprehensive earnings (loss), net of tax	3,308	(3,542)	771	537
Accumulated other comprehensive loss at end of period	$(103,380)	$(264)	$(1,978)	$(105,622)

Cumulative noncurrent deferred tax assets at end of period	$66,467	$—	$1,290	$67,757

	2014
Accumulated other comprehensive (loss) earnings at beginning of period	$(44,549)	$3,902	$(3,467)	$(44,114)
Other comprehensive loss before reclassifications, net of tax	(62,726)	(624)	—	(63,350)
Amounts reclassified from accumulated other comprehensive loss, net of tax	587	—	718	1,305
Other comprehensive (loss) earnings, net of tax	(62,139)	(624)	718	(62,045)
Accumulated other comprehensive (loss) earnings at end of period	$(106,688)	$3,278	$(2,749)	$(106,159)

Cumulative noncurrent deferred tax assets at end of period	$68,568	$—	$1,799	$70,367

	2013
Accumulated other comprehensive (loss) earnings at beginning of period	$(108,189)	$6,157	$(4,137)	$(106,169)
Other comprehensive earnings (loss) before reclassifications, net of tax	55,403	(2,255)	—	53,148
Amounts reclassified from accumulated other comprehensive loss, net of tax	8,237	—	670	8,907
Other comprehensive earnings (loss), net of tax	63,640	(2,255)	670	62,055
Accumulated other comprehensive (loss) earnings at end of period	$(44,549)	$3,902	$(3,467)	$(44,114)

Cumulative noncurrent deferred tax assets at end of period	$29,198	$—	$2,269	$31,467

Reclassifications out of accumulated other comprehensive loss are as follows:

years ended December 31 (add 000)	2015	2014	2013	Affected line items in the consolidated statements of earnings
Pension and postretirement benefit plans
Special plan termination benefits	$2,085	$—	$—
Settlement charge	—	—	729
Amortization of:
Prior service credit	(1,880)	(2,810)	(2,807)
Actuarial loss	16,850	3,779	15,704
	17,055	969	13,626	Cost of sales; Selling, general & administrative expenses
Tax effect	(6,631)	(382)	(5,389)	Taxes on income
Total	$10,424	$587	$8,237
Unamortized value of terminated forward starting interest rate swap
Additional interest expense	$1,280	$1,188	$1,108	Interest expense
Tax effect	(509)	(470)	(438)	Taxes on income
Total	$771	$718	$670

Earnings Per Common Share

Earnings Per Common Share. The Corporation computes earnings per share (“EPS”) pursuant to the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends or dividend equivalents and their respective participation rights in undistributed earnings. The Corporation pays nonforfeitable dividend equivalents during the vesting period on its restricted stock awards and incentive stock awards, which results in these being considered participating securities.

The numerator for basic and diluted earnings per common share is net earnings attributable to Martin Marietta, reduced by dividends and undistributed earnings attributable to the Corporation’s unvested restricted stock awards and incentive stock awards. The denominator for basic earnings per common share is the weighted-average number of common shares outstanding during the period. Diluted earnings per common share are computed assuming that the weighted-average number of common shares is increased by the conversion, using the treasury stock method, of awards issued to employees and nonemployee members of the Corporation’s Board of Directors under certain stock-based compensation arrangements if the conversion is dilutive.

The following table reconciles the numerator and denominator for basic and diluted earnings per common share:

years ended December 31

(add 000)	2015	2014	2013
Net earnings from continuing operations attributable to Martin Marietta	$288,792	$155,638	$122,086
Less: Distributed and undistributed earnings attributable to unvested awards	1,252	647	513
Basic and diluted net earnings attributable to common shareholders from continuing operations attributable to Martin Marietta	287,540	154,991	121,573
Basic and diluted net loss attributable to common shareholders from discontinued operations	—	(37)	(749)
Basic and diluted net earnings attributable to common shareholders attributable to Martin Marietta	$287,540	$154,954	$120,824

Basic weighted-average common shares outstanding	66,770	56,854	46,164
Effect of dilutive employee and director awards	250	234	121
Diluted weighted-average common shares outstanding	67,020	57,088	46,285

Reclassification

Reclassifications. Effective January 1, 2014, the Corporation reorganized the operations and management reporting structure of the Aggregates business, resulting in a change to the reportable segments. Segment information for 2013 has been reclassified to conform to the presentation of the current reportable segments.